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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)      August 13, 1999
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                              SABRATEK CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                        1-11831                     36-3700639
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)


     8111 North St. Louis, Skokie, Illinois              60076
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     (Address of Principal Executive Offices)          (Zip Code)


                                 (847) 720-2400
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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     ITEM 5:  OTHER EVENTS.


     Sabratek Corporation ("Sabratek") announced that it will delay the release of its second-quarter results pending completion of review with its independent auditors. Sabratek will announce the release of its second-quarter results as soon as it is practicable after completion of the review.






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                                   SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  August 13, 1999                  By: /s/ John Reilly
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                                            John Reilly, Chief Financial Officer







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